Exhibit 99.1


                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                          }     CASE NUMBER
                                }     02-10835
                                }
The NewPower Company, et. al.   }     JUDGE   W. Homer Drake, Jr.
                                }
DEBTORS                         }     CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                            FROM 12/31/04 TO 1/31/05

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                      Paul Ferdinands
                                      ----------------------
                                      Attorney for Debtor

Debtor's Address                      Attorney's Address
and Phone Number                      and Phone Number

P.O. Box 17296                        191 Peachtree St.
Stamford, Ct 06907                    Atlanta, GA 30303
Tel: (203) 329-8412                   Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number:  02-10835           Post Petition
                                        Totals
For Period from December 31, 2004 through January 31, 2005

Opening Cash Balance -12/31/04           $ 56,299    (Concentration Account)

Inflows:
Customer Collections
Collateral Returned
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other            29
-------------------------------------------------
Total Inflows                                  29
-------------------------------------------------------------------------------
                                                   Distribution of Outflows
Outflows:                                          NewPower      The NewPower
Post Petition:                                   Holdings, Inc.     Company
--------------                                   --------------     -------
Call Center (Sitel)
Professionals - Bankruptcy                               154            154
Consulting Fees                                            0              0
Gas Systems & IT Infrastructure (Wipro)
Customer Incentives (air miles, etc.)
Customer Letters & Bill Print (SFI)
AGL Billing Systems (Partnersolve)
Collections(RM Services)
IT Support for risk systems (Zenax)
Customer Database Systems (Zac )
Lockbox Fees (First Union)                                 0              0
Billing & Reconciliations (Diversified)
Churn Mitigation(AGL)
Supplies & Misc
Rent                                                       1              1
Insurance
Utilities (Heat, Hydro, Phone, etc.)                       0              0
Customer Refunds
Customer Refunds (Outstanding)
Contingency for any above item(s) (15%)
Billing/Customer Support (IBM)
Payroll                                                   11             11
Power
Gas
Storage & Pipelines
Transportation & Distribution (AGL)
Transportation & Distribution (Texas)
Collateral Payments
    -  Security Deposits
T&E Reimbursements
State Tax Payments                                         0              0
Enron payments
Distribution to Equity                                 2,687          2,687
-------------------------------------------------------------------------------
Total Outflows                                         2,854          2,854
-------------------------------------------------------------------------------

---------------------------------------------------------------
Net Cash Flows                                        (2,825)
---------------------------------------------------------------

Closing Cash Balance                                $ 53,474
=================================================-----------

Amount of Cash Balance in  Reserve for
Classes 8 -12                                         34,397

                                                                   Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from December 31, 2004 through January 31, 2005
Amounts in $000's


Accounts Receivable at Petition Date:    $ 75,200


Beginning of Month Balance*  - Gross     $ 13,476 (per 12/31/04 G/L)
PLUS:  Current Month New Billings               -
LESS:  Collections During the Month             -
                                        ----------

End of Month Balance - Gross             $ 13,476 (per 1/31/05 G/L)
Allowance for Doubtful Accounts           (13,476)
                                        ----------

End of Month Balance - Net of Allowance  $      -
                                        ==========

       Note: The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.



               AR Aging for Post Petition Receivables

               Current  > 30 days  > 60 days   Total
              ------------------------------------------

               $     -    $     -    $   111   $   111

                                                                   Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from December 31, 2004 through January 31, 2005
Amounts in $000's


See attached System Generated A/P reports as of 1/31/05 (Attachments 2A and
2B).


Beginning of Period Balance              $      - (per 12/31/04 G/L)
PLUS:  New Indebtedness Incurred            1,198
LESS:  Amounts Paid on A/P                 (1,198)
                                        ----------

End of Month Balance                     $      - (per 1/31/05 G/L)
                                        ==========

                                                                  Exhibit 2A

                             The New Power Company
                             Vendor Balance Detail
                            As of December 31, 2004

                                        Date        Amount       Balance
                                      ----------  -----------  ------------
     Delaware Secretary of State                                      0.00
                                      12/16/2004   33,025.00     33,025.00
                                      12/16/2004      137.50     33,162.50
                                      12/16/2004  -33,025.00        137.50
                                      12/16/2004     -137.50          0.00
                                      12/30/2004      137.50        137.50
                                      12/30/2004     -137.50          0.00
                                                  -----------  ------------
     Total Delaware Secretary of State                  0.00          0.00

     Department of State - NY                                         0.00
                                      12/30/2004        9.00          9.00
                                      12/30/2004       -9.00          0.00
                                                  -----------  ------------
     Total Department of State - NY                     0.00          0.00

     Kaster Moving Co. Inc.                                           0.00
                                      12/16/2004      429.90        429.90
                                      12/16/2004      440.70        870.60
                                      12/16/2004      440.70      1,311.30
                                      12/16/2004      440.70      1,752.00
                                      12/16/2004   -1,752.00          0.00
                                      12/30/2004      759.25        759.25
                                      12/30/2004     -759.25          0.00
                                                  -----------  ------------
     Total Kaster Moving Co. Inc.                       0.00          0.00

     Leboeuf, Lamb, Greene & Macrae                                   0.00
                                      12/16/2004      637.62        637.62
                                      12/16/2004     -637.62          0.00
                                                  -----------  ------------
     Total Leboeuf, Lamb, Greene & Macrae               0.00          0.00

     Mellon Investors Services, LLC                                   0.00
                                      12/16/2004    1,534.30      1,534.30
                                      12/16/2004   -1,534.30          0.00
                                                  -----------  ------------
     Total Mellon Investors Services, LLC               0.00          0.00

     Morris, Manning & martin, LLP                                    0.00
                                      12/16/2004    5,921.40      5,921.40
                                      12/16/2004   -5,921.40          0.00
                                      12/30/2004    3,627.15      3,627.15
                                      12/30/2004   -3,627.15          0.00
                                                  -----------  ------------
     Total Morris, Manning & martin, LLP                0.00          0.00

     Parker, Hudson, Rainer & Dobbs                                   0.00
                                      12/16/2004   19,378.86     19,378.86
                                      12/16/2004   27,138.13     46,516.99
                                      12/16/2004  -46,516.99          0.00
                                                  -----------  ------------
     Total Parker, Hudson, Rainer & Dobbs               0.00          0.00

     Poorman-Douglas Corporation                                      0.00
                                      12/16/2004    1,282.61      1,282.61
                                      12/16/2004   -1,282.61          0.00
                                                  -----------  ------------

                             The New Power Company
                             Vendor Balance Detail
                            As of December 31, 2004

                                        Date        Amount       Balance
                                      ----------  -----------  ------------
     Total Poorman-Douglas Corporation                  0.00          0.00

     Sidley Austin Brown & Wood                                 207,704.29
                                      12/16/2004   91,175.89    298,880.18
                                      12/16/2004  -298,880.18         0.00
                                                  -----------  ------------
     Total Sidley Austin Brown & Wood             -207,704.29         0.00

     SNET                                                             0.00
                                      12/16/2004       23.39         23.39
                                      12/16/2004      -23.39          0.00
                                      12/30/2004      144.07        144.07
                                      12/30/2004     -144.07          0.00
                                                  -----------  ------------
     Total SNET                                         0.00          0.00

     Sutherland Asbill & Brennan, LLC                              -208.11
     Total Sutherland Asbill & Brennan, LLC                        -208.11
                                                  -----------  ------------
TOTAL                                             -207,704.29      -208.11
                                                  ===========  ============



     Balance at 11/30/04                                        234,990.62
     Write off of old payables                                  (27,494.44)
     New Invoices                                               186,683.67
     Payments                                                  (394,387.96)
                                                               ------------
     Balance at 12/31/04                                           -208.11
                                                               ============

                                                                     Exhibit 2B

                             The New Power Company
                              Unpaid Bills Detail
                             As of January 31, 2005

                                      Type         Date         Open Balance
                                   ------------  ----------     -------------


                                                                -------------
                                                                        0.00
                                                                -------------
TOTAL                                                                   0.00
                                                                =============

                                                                   Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from December 31, 2004 through January 31, 2005
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date    $ 15,587


Inventory at Beginning of Period      $      - (per12/31/04 G/L)
PLUS:  Inventrory Purchased                  -  (per daily cash report)
LESS:  Inventory Used or Sold                -
                                     ----------

End of Month Balance                  $      - (per 1/31/05 G/L)
                                     ==========


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date            $ 1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period   $      -
Less:  Depreciation Expense                  -
Less:  Dispositions                          -
Add:  Purchases                              -
                                     ----------

Fixed Assets at End of Period         $      -
                                     ==========

                                                                   Attachment 4
                                                                   Page 1 of 16

Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     1/01/2005-1/31/2005

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         The New Power Company Concentration Account
Account Number:
Purpose of Account:   Concentration Account

Beginning Balance     $        551,492.95
Total Deposits        $       2,543,600.92  Includes Transfer from Reserve -
                                            Underwriter
Total Payments        $        167,106.88
Closing Balance       $      2,927,986.99
Service Charges       $            325.75

First Check issued this Period            N/A
Last Check issued this Period             N/A
Total # of checks issued this Period      N/A

                                                                   Attachment 4
                                                                   Page 2 of 16

Name of Debtor :              NewPower Holdings Inc.
Case # :                      02-10835
Reporting Period:             1/01/2005-1/31/2005

Name of Bank:                 JP Morgan Chase
Branch:                       New York ABA # 021000021
Account Name:                 The New Power Company
Account Number:
Purpose of Account:           Money Market

Beginning Balance             $     11,260,727.61
Total Deposits                $      7,579,082.43 Transf. From Reserve for LJM2
                                                  & Underwriter Excess
Total Payments                $      2,687,268.28 LJM2 Distribution excluding
                                                  interest
Closing Balance               $     16,152,541.76
Service Charges               $                 -

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A

                                                                   Attachment 4
                                                                   Page 3 of 16

Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              1/01/2005-1/31/2005

Name of Bank:                  JP Morgan Chase
Branch:                        New York ABA # 021000021
Account Name:                  The New Power Company Reserve Account
Account Number:
Purpose of Account:            Reserve for Shareholder Distributions

Beginning Balance              $  44,491,079.31
Total Deposits                      $ 21,896.07
Total Payments                 $ (10,115,447.22)
Closing Balance                $  34,397,528.16
Service Charges                $              -

First Check issued this Period                  N/A
Last Check issued this Period                   N/A
Total # of checks issued this Period            N/A
Interest Earned in Oct. 2004   $       3,371.13
Interest Earned in Nov 2004    $      23,748.69
Interest Earned in Dec. 2004   $      26,138.21
Interst Earned in Jan. 2005    $      21,896.07

Interest Calculations:

                                    Shares       Distribution   2004 Int.   Int. Jan      Balance
LJM2-TNPC LLC                         4,554,692   2,637,268.28    3,160.72   1,200.96    2,641,629.96 Distributed
LJM2-TNPC LLC - to estate                            50,000.00       59.92      22.77       50,082.69 Distributed
Lana Pai                              1,032,000     608,880.00      729.73     306.71      609,916.44
Enron Energy Services                 8,650,400   5,103,736.00    6,116.75   2,570.86    5,112,423.61
Cortez Energy Services                5,000,000   2,950,000.00    3,535.53   1,485.98    2,955,021.51
                                                                                                    -
Surfboards & Co.- warrants            5,404,800   2,918,592.00    3,497.89   1,470.16    2,923,560.04
McGarrett I,  LLC - warrants          6,766,400   3,653,856.00    4,379.09   1,840.52    3,660,075.61
McGarrett II,  LLC - warrants         8,458,200   4,567,428.00    5,473.99   2,300.71    4,575,202.70
McGarrett III, LLC - warrants         2,791,800   1,507,572.00    1,806.80     759.40    1,510,138.20
EES Warrant Trust - warrants         24,117,800  13,023,612.00   15,608.59   6,560.27   13,045,780.86
                                                                                                    -
Ari Benacerraf- options                  10,000       5,400.00        6.47       2.72        5,409.19
Underwriters Settlements                          7,411,477.00    8,882.54   3,375.03    7,423,734.57 Distributed

                                                                                      ----------------
                                                 44,437,821.28   53,258.03  21,896.07  $44,512,975.38

Underwriter claim settled at                      1,042,128.07

Less Distributed in January                                                            (10,115,447.23)
                                                                                      ----------------
Balance in Reserve @ 1/31/05                                                           $34,397,528.15
                                                                                      ================

                                                                   Attachment 4
                                                                   Page 4 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     1/01/2005-1/31/2005

Name of Bank:         JP Morgan Chase
Branch:               Syracuse, NY
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Controlled Disbursements (A/P)

Beginning Balance               $0.00
Total Deposits            $155,571.55
Total Payments            $155,571.55
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                 200646
Last Check issued this Period                  200664
Total # of checks issued this Period               15

                                                                   Attachment 4
                                                                   Page 5 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     1/01/2005-1/31/2005

Name of Bank:         JP Morgan Chase
Branch:               Syracuse, NY
Account Name:         NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:   Controlled Disbursements (Customer Refunds)

Beginning Balance               $0.00
Total Deposits                 $36.00
Total Payments                 $36.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                     NA
Last Check issued this Period                      NA
Total # of checks issued this Period               NA

                                                                   Attachment 4
                                                                   Page 6 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     1/01/2005-1/31/2005

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         NewPower ACH Account
Account Number:
Purpose of Account:   ACH (T&E)

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A


                      ACCOUNT CLOSED

                                                                   Attachment 4
                                                                   Page 7 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     1/01/2005-1/31/2005

Name of Bank:         First Union/ Wachovia
Branch:               Herndon, VA  ABA # 051400549
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Natural Gas Collections

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A


                                 ACCOUNT CLOSED

                                                                   Attachment 4
                                                                   Page 8 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     1/01/2005-1/31/2005

Name of Bank:         First Union/ Wachovia
Branch:               Charlotte, NC ABA # 053000219
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Power/ IBM Collections

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges                 $0.00

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A


                                 ACCOUNT CLOSED

                                                                   Attachment 4
                                                                   Page 9 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     1/01/2005-1/31/2005

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:   Payroll

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A


                      ACCOUNT CLOSED

                                                                   Attachment 4
                                                                  Page 10 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     1/01/2005-1/31/2005

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         NewPower Enron Segregated A/C
Account Number:
Purpose of Account:   Concentration Account

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A


                      ACCOUNT CLOSED

                                                                   Attachment 4
                                                                  Page 11 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     1/01/2005-1/31/2005

Name of Bank:         Royal Bank of Canada
Branch:               Ontario Transit # 00192
Account Name:         The New Power Company
Account Number:
Purpose of Account:   CAN$ Operating A/C

Beginning Balance               $0.00 CAN$
Total Deposits
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges       $             -

First Check issued this Period                     NA
Last Check issued this Period                      NA
Total # of checks issued this Period                0


                                 ACCOUNT CLOSED

                                                                   Attachment 4
                                                                  Page 12 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     1/01/2005-1/31/2005

Name of Bank:         First Union/ Wachovia
Branch:               Charlotte, NC ABA # 053000219
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Power/AES Collections

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A


                                 ACCOUNT CLOSED

                                                                   Attachment 4
                                                                  Page 13 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     1/01/2005-1/31/2005

Name of Bank:         Royal Bank of Canada
Branch:               Ontario Transit # 00192
Account Name:         The New Power Company
Account Number:
Purpose of Account:   US$ A/C

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A


                                 ACCOUNT CLOSED

                                                                   Attachment 4
                                                                  Page 14 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     1/01/2005-1/31/2005

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         The New Power Company
Account Number:
Purpose of Account:   WildCard ATM Settlement

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A


                                 ACCOUNT CLOSED

                                                                   Attachment 4
                                                                  Page 15 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     1/01/2005-1/31/2005

Name of Bank:         JP Morgan Chase
Branch:               Syracuse, NY
Account Name:         NewPower Holdings, Inc.
Account Number:
Purpose of Account:   Controlled Disbursements (A/P)

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period        None
Last Check issued this Period         None
Total # of checks issued this Period  None


                      ACCOUNT CLOSED

                                                                   Attachment 4
                                                                  Page 16 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     1/01/2005-1/31/2005

Name of Bank:         Credit Suisse Asset Management
Branch:               466 Lexington Ave.  NY, NY 10017-3140
Account Name:         NewPower Holdings, Inc.
Account Number:
Purpose of Account:   Short Term Cash Mgmt Portfolio

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A


                                 ACCOUNT CLOSED

                                                                      Exhibit 5
                             The New Power Company
                                  Check Detail
                                  January 2005




    Num          Date                   Name                       Paid Amount
-----------   ----------  --------------------------------------   ------------

200646        01/23/2005  Void                                            0.00
200647        01/23/2005  Bracewell Patterson                           805.76
200648        01/23/2005  Carroll & Gross                             7,503.41
200649        01/23/2005  Leboeuf, Lamb, Greene & Macrae                676.34
200654        01/13/2005  Parker, Hudson, Rainer & Dobbs             39,424.77
200655        01/13/2005  Sidley Austin Brown & Wood                 73,511.00
200656        01/13/2005  Levine & Block                             28,268.60
200657        01/23/2005  Mr. Richard Weill                             500.00
200658        01/23/2005  Mr. Gene Shanks                               500.00
200659        01/23/2005  Mellon Investors Services, LLC              8,533.57
200660        01/23/2005  Poorman-Douglas Corporation                   820.66
200661        01/23/2005  PACER Service Center                           14.98
200662        01/23/2005  National Registered Agents, Inc               330.00
200663        01/25/2005  Credit Suisse First Boston Corporation   1,042,128.07
200664        01/27/2005  LJM2 TNPC LLC                               4,361.68



                                                                   1,056,475.26

                                                                   Attachment 6


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from December 31, 2004 through January 31, 2005
Amounts in $000's

Taxes Paid During the Month
---------------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.


Taxes Owed and Due
------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

                                                                  Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from December 31, 2004 through January 31, 2005
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------
                                                      Full TimePart Time
# of Employees at beginning of period                                  1
# hired during the period                                    -         -
# terminated/resigned during period                          -         -
                                                     --------------------
# employees on payroll - end of period                       0         1
                                                     ====================

# of employees on temporary consulting assignments                     0

Confirmation of Insurance
-------------------------

See supplemental attachment.*


* Omitted.

                                                                  Attachment 7B
                                                                 (Supplemental)


                   Payments made to insiders 1/01/05 -1/31/05
Payments are in gross amts

                   Title             Amount       Date        Type
FOSTER, MARY       President & CEO   $  5,208.33  1/15/2005   Salary for pay period 1/01 - 1/15
                                     $  5,208.33  1/31/2005   Salary for pay period 1/16 - 1/31

WEILL, RICHARD     Director          $    500.00  1/23/2005   Board Fee - 4th Q 2004 Meeting

SHANKS, EUGENE     Director          $    500.00  1/23/2005   Board Fee - 4th Q 2004 Meeting


                                     ------------
                                     $ 11,416.67
                                     ============

                                                                   Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from December 31, 2004 through January 31, 2005

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